SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 27, 2004

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

(281) 367-1983

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2004, TETRA Technologies, Inc. (“TETRA”) granted to the following executive officers stock options under TETRA’s 1990 Stock Option Plan, as amended, to purchase the number of shares of common stock of TETRA set forth opposite their respective names below. TETRA filed a copy of its 1990 Stock Option Plan, as amended, as Exhibit 10.8 to TETRA’s Annual Report on Form 10-K for the period ended December 31, 2000. Each option has an exercise price of $27.62, which is equal to the closing price of the common stock of TETRA on the New York Stock Exchange on December 27, 2004. Each of the options were fully vested on the date of grant and were evidenced by an Incentive Stock Option Agreement in the form attached hereto as an exhibit. The Incentive Stock Option Agreements are identical in all respects other than the executive’s name and the respective number of shares of common stock underlying each option.

Executive Officer	Shares of Common Stock Underlying Stock Options
Geoffrey M. Hertel, President & Chief Executive Officer	80,000

Paul D. Coombs, Executive Vice President & Chief Operating Officer	55,000

Joseph M. Abell, Senior Vice President & Chief Financial Officer	25,000

Raymond D. Symens, Senior Vice President	25,000

Gary C. Hanna, Senior Vice President	25,000

On December 17, 2004 the Management and Compensation Committee (“Committee”) of the Board of Directors of TETRA Technologies, Inc. approved an increase in the salary of Geoffrey M. Hertel, President and Chief Executive officer of TETRA, from $315,000 to $385,000 per annum. The proposed increase was accepted by Mr. Hertel and became effective December 27, 2004. The base salary increase was approved by the Committee, but is not otherwise set forth in a written agreement between Mr. Hertel and TETRA. There is no written employment contract between Mr. Hertel and TETRA which guarantees Mr. Hertel’s term of employment, salary or other incentives, all of which are entirely at the discretion of the Board of Directors. Mr. Hertel previously entered into an agreement dated February 26, 1993, a copy of which is attached hereto. This agreement is substantially identical to the form of agreement executed by all employees of TETRA, which evidences the at-will employment of all such employees.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Form of Incentive Stock Option Agreement, dated as of December 28, 2004
10.2	Agreement between TETRA Technologies, Inc. and Geoffrey M. Hertel, dated as of February 26, 1993

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By: /s/Joseph M. Abell

Joseph M. Abell

Senior Vice President & Chief Financial Officer

Date: January 7, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Incentive Stock Option Agreement, dated as of December 28, 2004
10.2	Agreement between TETRA Technologies, Inc. and Geoffrey M. Hertel, dated as of February 26, 1993